UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 25, 2013

VIEWPOINT FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-34737	27-2176993
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
1309 W. 15th Street, Plano, Texas		75075
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 578-5000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2013, the Registrant entered into Change In Control and Severance Benefits Agreements with executive officers Scott A. Almy, Charles D. Eikenberg, Thomas S. Swiley and Mark L. Williamson, superseding those Agreements between Registrant and Messrs. Almy, Eikenberg and Swiley, incorporated by reference to Registrant's Current Report on Form 8-K filed with the SEC on October 30, 2012, and superseding that Agreement between Registrant and Mr. Williamson incorporated by reference to Registrant's Current Report on Form 8-K filed with the SEC on September 6, 2011. The agreements are for a term expiring one year from the effective date. On the first anniversary of the effective date, and on each anniversary thereafter, the term of the agreements will be extended for a period of one year, provided that the Registrant has not given notice in writing at least 90 days prior to such anniversary date that the term of the agreements shall not be extended further. Under the terms of the agreements, in the event of the executive's involuntary termination unrelated to a change of control, Registrant will (i) continue to pay the executive’s base salary, as in effect on the termination date for one year and (ii) provide to the executive, the hospitalization, medical, dental, prescription drug and other health benefits required to be provided under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended from time to time. The executive also shall be provided with reasonable outplacement services following an involuntary termination. In the event of the executive’s involuntary termination related to a change of control, Registrant will (i) pay executive a lump sum cash payment equal to two times the executive’s average annual base salary for the three-year period ending on the date of termination, (ii) pay a lump sum cash payment in an amount equal to two times the greater of (A) the average annual bonus paid for the three full fiscal years immediately preceding the date of termination, or (B) the target bonus for the fiscal year in which the date of termination occurs, (iii) provide group health coverage until the earlier of (A) two years following termination, or (B) the date on which executive becomes eligible for comparable coverage of a subsequent employer. In the either event, the executive also shall be provided with reasonable outplacement services for one year.

Additionally, on December 2, 2013, the Registrant entered into an Amended and Restated Executive Employment Agreement with Kevin J. Hanigan, President and Chief Executive Officer ("Executive") which amends the prior employment agreement entered into with the Executive and filed as a part of the Registrant's Registration Statement on Form S-4 filed with the SEC on January 17, 2012. The agreement is for an initial term expiring February 28, 2015, unless further extended or sooner terminated as provided in the agreement. On February 28, 2015, the agreement will be automatically renewed for one additional year on the last calendar day of February of each year, provided that the Registrant has not given notice to the Executive or the Executive has not given notice to the Registrant, in writing at least 60 days prior to such automatic extension date that the term of the agreement shall not be extended further. Under the terms of the agreement, in the event of the Executive’s termination by the Registrant not for cause or by the Executive for good reason and unrelated to a change of control, Registrant will (i) continue to pay the Executive’s base salary, as in effect on the termination date for the longer of the remainder of the term or 18 months and (ii) pay the pro rata portion of any earned but unpaid target bonus and (iii) provide to the executive, group health coverage substantially similar to the Company’s group health coverage in which the Executive was participating immediately prior to his termination. Such coverage shall continue until the earlier of two years following the date of termination, or the date on which Executive is or becomes eligible for comparable coverage under the group health plan of a subsequent employer. If, during the period that begins six months before a change in control and ending 12 months following such change in control, the Executive’s employment is terminated by action of the Executive for good reason or by action of the Registrant not for Cause, the Registrant shall pay and provide the Executive (i) a lump sum cash payment equal to two times the Executive’s highest annual base salary for the three-year period ending on the date of termination, (ii) pay a lump sum cash payment in an amount equal to two times the greater of the average annual bonus paid for the three full fiscal years immediately preceding the date of termination, or the target bonus for the fiscal year in which the date of termination occurs, (iii) provide group health coverage substantially similar to the Registrant’s group health coverage in which the Executive was participating immediately prior to his termination. Such coverage shall continue until the earlier of two years following the change in control, or the date on which Executive is or becomes eligible for comparable coverage under the group health plan of a subsequent employer. In the event the Registrant’s Board of Directors in good faith determines that the change in control occurred during such time as the Registrant and the Registrant's banking subsidiary are at least adequately capitalized, then the phrase “two times” shall be replaced with the phrase “three times” as it relates to the change in control section of the agreement. Additionally, each long-term equity-based incentive compensation award held by the Executive and outstanding immediately prior to such change in control (including without limitation, restricted stock, stock options, restricted stock units, performance share units, and phantom stock) shall fully vest upon the change in control. The agreement includes a 24 month non-competition agreement and non-solicitation covenants effective following termination.

The foregoing is a summary of the material terms of the foregoing agreements and is qualified in its entirety by reference to the entire text of the agreements, the forms of which are attached hereto and incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 10.1
Form of Change In Control and Severance Benefits Agreement entered into between the Company and the following executive officers: Scott A. Almy, Charles D. Eikenberg, Thomas S. Swiley, and Mark L. Williamson

Exhibit 10.2	Amended and Restated Executive Employment Agreement entered into by the Company on December 2, 2013 with Kevin J. Hanigan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWPOINT FINANCIAL GROUP, INC.

Date:	December 2, 2013	By:	/s/ Kari J. Anderson
Kari J. Anderson, Chief Accounting Officer and Interim Principal Financial Officer

EXHIBIT INDEX

Exhibit 10.1
Form of Change In Control and Severance Benefits Agreement entered into between the Company and the following executive officers: Scott A. Almy, Charles D. Eikenberg, Thomas S. Swiley, and Mark L. Williamson

Exhibit 10.2	Amended and Restated Executive Employment Agreement entered into by the Company on December 2, 2013 with Kevin J. Hanigan